Exhibit 32.1


                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


     In connection with the Report of Competitive Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended January 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John B. Nano, Chairman, President, Chief Executive Officer, Interim Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              /s/  John  B.  Nano
                              -------------------
                              John  B.  Nano
                              Chairman, President, Chief Executive Officer, Interim Chief Financial Officer and Chief Accounting Officer

                              March  17,  2008










                  *
                *****
              **-----**
            **-----       COMPETITIVE
          ****----        TECHNOLOGIES
            **=====       Unlocking the Potential of Innovation (R)
              **=====**
                *****
                  *  (R)  Technology Transfer and Licensing Services



                            www.competitivetech.net
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